Vanguard Emerging Markets Select Stock Fund

Supplement to the Prospectus and Summary Prospectus Dated February 22, 2018

Restructuring of the Investment Advisory Arrangements

Change in Portfolio Manager

Mary Pryshlak, CFA, has replaced Cheryl M. Duckworth, CFA, as co-manager for the portion of the portfolio of Vanguard Emerging Markets Select Stock Fund (the “Fund”) managed by Wellington Management Company LLP (“Wellington Management”). All references to Cheryl M. Duckworth in the Prospectus and Summary Prospectus and all other details and descriptions regarding Cheryl M. Duckworth’s management of certain assets of the Fund in the Prospectus and Summary Prospectus are deleted in their entirety. Mark Mandel, CFA, remains co-manager of the portion of the Fund managed by Wellington Management.

Change in Investment Advisor

The board of trustees of the Fund has approved a restructuring of the Fund’s investment advisory team, removing M&G Investment Management Limited (“M&G”) as an investment advisor to the Fund and adding Baillie Gifford Overseas Ltd. (“Baillie Gifford”) to the Fund’s investment advisory team. All references to M&G and Matthew Vaight, UKSIP, in the Prospectus and Summary Prospectus, and all other details and descriptions regarding M&G’s management of certain assets of the Fund in the Prospectus and Summary Prospectus are deleted in their entirety. Baillie Gifford is expected to assume responsibility for its assigned portion of the Fund’s assets before the end of August 2018.

Oaktree Capital Management, L.P., Pzena Investment Management, LLC, and Wellington Management remain advisors to the Fund. Each advisor will manage approximately 25% of the Fund’s assets. Each advisor independently selects and maintains a portfolio of securities for the Fund. The Fund’s board of trustees determines the proportion of the Fund’s assets to be managed by each advisor and may change these proportions at any time.

The Fund’s expense ratio, investment objective, principal investment strategies, and principal risks are not expected to change.

Prospectus and Summary Prospectus Text Changes

The following text is added under the heading “Investment Advisors”: Baillie Gifford Overseas Ltd. (Baillie Gifford) In the same section, the following is added to the list of Portfolio Managers:

Richard Sneller, Partner in Baillie Gifford & Co., the sole shareholder in Baillie Gifford, and Head of Emerging Markets Equities at Baillie Gifford. He has co-managed a portion of the Fund since 2018.

Andrew Stobart, Portfolio Manager at Baillie Gifford. He has co-managed a portion of the Fund since 2018.

Mike Gush, Portfolio Manager at Baillie Gifford. He has co-managed a portion of the Fund since 2018.

Mary Pryshlak, CFA, Senior Managing Director and Partner of Wellington Management. She has co-managed a portion of the Fund since 2018.

Prospectus Changes

The following is added to “Security Selection” under the More on the Fund section:

Baillie Gifford Overseas Ltd. (Baillie Gifford) follows an investment approach based on making long-term investments in well-researched and well-managed businesses with above-average growth potential.

Baillie Gifford analyzes a company’s ability to grow at an above-average rate by considering the industry in which it operates, any sustainable competitive advantages the company has within that industry, the ability of management to execute on the market opportunity before them, and whether the company can fund growth with internally generated cash flows. Baillie Gifford also considers the valuation of the company to understand the extent to which the market has already appreciated these factors. Historically, Baillie Gifford has been willing to pay a premium for companies it believes can deliver superior growth.

The following is added to the Investment Advisors section:

• Baillie Gifford Overseas Ltd., Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients. Baillie Gifford began managing a portion of the Fund in 2018. Baillie Gifford & Co. had assets under management that totaled approximately $254.7 billion as of June 30, 2018.

In the same section, the following is added to the list of portfolio managers:

Richard Sneller, Partner of Baillie Gifford & Co., the sole shareholder in Baillie Gifford, and Head of Emerging Markets Equities at Baillie Gifford. He has worked in investment management and managed investment portfolios since joining Baillie Gifford in 1994 and has co-managed a portion of the Fund since 2018. Education: M.Sc., University of Stirling.

Andrew Stobart, Portfolio Manager at Baillie Gifford. He has worked in investment management since joining Baillie Gifford in 1991, has managed investment portfolios since 2001, and has co-managed a portion of the Fund since 2018. Education: M.A., University of Cambridge.

Mike Gush, Portfolio Manager at Baillie Gifford. He has worked in investment management since joining Baillie Gifford in 2003, has managed investment portfolios since 2005, and has co-managed a portion of the Fund since 2018. Education: M.Eng., Durham University.

Mary Pryshlak, CFA, Senior Managing Director and Director of Global Industry Research of Wellington Management. She has worked in investment management since 1994, joined Wellington Management in 2004, and has managed investment portfolios and co-managed a portion of the Fund since 2018. Education: B.A., Rutgers College.

CFA® is a registered trademark owned by CFA Institute.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 752 072018

Vanguard Trustees’ Equity Fund

Supplement to the Statement of Additional Information Dated February 22, 2018

Restructuring of the Investment Advisory Arrangements for Vanguard Emerging Markets Select Stock Fund

Change in Portfolio Manager

Mary Pryshlak, CFA, has replaced Cheryl M. Duckworth, CFA, as co-manager for the portion of the portfolio of Vanguard Emerging Markets Select Stock Fund (the “Fund”) managed by Wellington Management Company LLP (“Wellington Management”). All references to Cheryl M. Duckworth in the Statement of Additional Information (“SAI”) and all other details and descriptions regarding Cheryl M. Duckworth’s management of certain assets of the Fund in the SAI are deleted in their entirety. Mark Mandel, CFA, remains co-manager of the portion of the Fund managed by Wellington Management.

Change in Investment Advisor

The board of trustees of the Fund has approved a restructuring of the Fund’s investment advisory team, removing M&G Investment Management Limited (“M&G”) as an investment advisor to the Fund and adding Baillie Gifford Overseas Ltd. (“Baillie Gifford”) to the Fund’s investment advisory team. All references to M&G and Matthew Vaight, UKSIP, in the SAI and all other details and descriptions regarding M&G’s management of certain assets of the Fund in the SAI are deleted in their entirety. Baillie Gifford is expected to assume responsibility for its assigned portion of the Fund’s assets before the end of August 2018.

Oaktree Capital Management, L.P., Pzena Investment Management, LLC, and Wellington Management remain advisors to the Fund. Each advisor will manage approximately 25% of the Fund’s assets. Each advisor independently selects and maintains a portfolio of securities for the Fund. The Fund’s board of trustees determines the proportion of the Fund’s assets to be managed by each advisor and may change these proportions at any time.

The Fund’s expense ratio, investment objective, principal investment strategies, and principal risks are not expected to change.

Statement of Additional Information Text Changes

In the Investment Advisory and Other Services section, the following is added to the introductory text on page B-44:

n Baillie Gifford Overseas Ltd. (Baillie Gifford) provides investment advisory services for a portion of Vanguard Emerging Markets Select Stock Fund.

The following is added to the section “III. Vanguard Emerging Markets Select Stock Fund,” which begins on page B-50:

A. Baillie Gifford Overseas Ltd. (Baillie Gifford)

Baillie Gifford is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients.

1. Other Accounts Managed

Richard Sneller co-manages a portion of Vanguard Emerging Markets Select Stock Fund; as of June 30, 2018, the Fund held assets of $641.8 million. As of June 30, 2018, Mr. Sneller also managed 1 other registered investment company with total assets of $1.8 billion (none of which had advisory fees based on account performance), 4 other pooled investment vehicles with total assets of $1.3 billion (advisory fees based on account performance for 1 of these accounts with total assets of $16 million), and 8 other accounts with total assets of $4.4 billion (none of which had advisory fees based on account performance).

Andrew Stobart co-manages a portion of Vanguard Emerging Markets Select Stock Fund; as of June 30, 2018, the Fund held assets of $641.8 million. As of June 30, 2018, Mr. Stobart also managed 6 other registered investment companies with total assets of $7.8 billion (none of which had advisory fees based on account performance), 3 other pooled investment vehicles with total assets of $1.4 billion (advisory fees based on account performance for 1 of these accounts with total assets of $16 million), and 43 other accounts with total assets of $20 billion (advisory fees based on account performance for 5 of these accounts with total assets of $4.8 billion).

Mike Gush co-manages a portion of Vanguard Emerging Markets Select Stock Fund; as of June 30, 2018, the Fund held assets of $641.8 million. As of June 30, 2018, Mr. Gush also managed 2 other registered investment companies with total assets of $1.8 billion (none of which had advisory fees based on account performance), 5 other pooled investment vehicles with total assets of $1.7 million (advisory fees based on account performance for 1 of these accounts with total assets of $16 million), and 10 other accounts with total assets of $4.9 billion (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

At Baillie Gifford, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. Baillie Gifford manages potential conflicts between funds or with other types of accounts by implementing effective organizational and administrative arrangements to ensure that reasonable steps are taken to prevent the conflict giving rise to a material risk of damage to the interests of clients.

One area where a conflict of interest potentially arises is in the placing of orders for multiple clients and subsequent allocation of trades. Unless client-specific circumstances dictate otherwise, investment teams normally implement transactions in individual stocks for all clients with similar mandates at the same time. This aggregation of individual transactions can, of course, operate to the advantage or disadvantage of the clients involved in the order. When receiving orders from investment managers, traders at Baillie Gifford will generally treat order priority on a “first come, first served” basis, and any exceptions to this are permitted only in accordance with established policies. Baillie Gifford has also developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

3. Description of Compensation

Mr. Sneller is a partner of Baillie Gifford & Co. As such, he receives a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford & Co., and length of service. The basis for the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits, such as pension schemes, are not available to partners and therefore partners provide for benefits from their own personal funds.

As employees of the firm, Mr. Stobart and Mr. Gush receive compensation with three key elements: (1) base salary, (2) a company-wide all-staff bonus, and (3) a performance-related bonus referred to as the Investment Departments’ Incentive Bonus Scheme. The performance-related bonus is based 50% on individual performance and 50% on investment performance (determined on a pre-tax basis). Investment performance is calculated on a team basis and is measured over a five-year period against the relevant benchmark. In addition, Mr. Stobart and Mr. Gush are required to defer 40% of their respective variable remunerations each year. Awards deferred will be held for a period of three years and will be invested in a range of funds managed by Baillie Gifford.

4. Ownership of Securities

As of June 30, 2018, Mr. Sneller, Mr. Stobart, and Mr. Gush did not own any shares of Vanguard Emerging Markets Select Stock Fund.

The following replaces similar text beginning on page B-55 in the section “D. Wellington Management Company LLP (Wellington Management)”:

1. Other Accounts Managed

Mary Pryshlak co-manages a portion of Vanguard Emerging Markets Select Stock Fund; as of June 30, 2018, the Fund held assets of $641.8 million. As of June 30, 2018, Ms. Pryshlak also managed 15 other registered investment companies with total assets of $5.7 billion (advisory fees not based on account performance), 29 other pooled investment vehicles with total assets of $11 billion (advisory fees based on account performance for 4 of these accounts with total assets of $4.7 billion), and 82 other accounts with total assets of $29.4 billion (advisory fees based on account performance for 16 of these accounts with total assets of $6.9 billion).

Mark Mandel co-manages a portion of Vanguard Emerging Markets Select Stock Fund; as of October 31, 2017, the Fund held assets of $646 million. As of October 31, 2017, Mr. Mandel also managed 13 other registered investment companies with total assets of $5.3 billion (advisory fees not based on account performance), 27 other pooled investment vehicles with total assets of $9 billion (advisory fees based on account performance for 1 of these accounts with total assets of $1.1 billion), and 78 other accounts with total assets of $28.9 billion (advisory fees not based on account performance).

2. Material Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Wellington Management Portfolio’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Wellington Management Portfolio (Portfolio Managers) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Wellington Management Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, and tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Wellington Management Portfolio, and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies, and/or holdings to that of the Fund.

A Portfolio Manager or other investment professional at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Wellington Management Portfolio or may make investment decisions that are similar to those made for the Wellington Management Portfolio, both of which have the potential to adversely impact the Wellington Management Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Managers may purchase the same security for the Wellington Management Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Wellington Management Portfolio holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Wellington Management Portfolio. Ms. Pryshlak and Mr. Mandel also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high-quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

3. Description of Compensation

Wellington Management receives a fee based on the assets under management of the Wellington Management Portfolio as set forth in the Investment Advisory Agreement between Wellington Management and Vanguard Trustees’ Equity Fund on behalf of Vanguard Emerging Markets Select Stock Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Wellington Management Portfolio. The following information is provided as of June 30, 2018.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high-quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”) includes a base salary. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP.

The Portfolio Manager may also be eligible for bonus payments based on his or her overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Ms. Pryshlak and Mr. Mandel are Partners.

4. Ownership of Securities

As of October 31, 2017, Mr. Mandel owned shares of Vanguard Emerging Markets Select Stock Fund in an amount exceeding $1 million. As of June 30, 2018, Ms. Pryshlak did not own any shares of the Fund.

The following replaces the first paragraph under “Duration and Termination of Investment Advisory Agreements” on page B-56:

The current investment advisory agreements with the unaffiliated advisors (other than Baillie Gifford) are renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund’s board of trustees, including the affirmative votes of a majority of trustees who are not parties to the contract or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund on thirty (30) days’ written notice to the advisor (no prior written notice to ARGA), (2) by a vote of a majority of the Fund’s outstanding voting securities in 30 days’ written notice to the advisor (no prior written notice to ARGA), or (3) by the advisor upon ninety (90) days’ written notice to the Fund.

The initial advisory agreement with Baillie Gifford is binding for a two-year period. At the end of that time, the agreement will become renewable for successive one-year periods, subject to the above conditions.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 46H 072018